                                                                                Exhibit 10.3

AMENDED AND RESTATED LOCK-UP AGREEMENT

This AMENDED AND RESTATED LOCK-UP AGREEMENT (this “Agreement”), is entered into and effective as of December 29, 2006, by and among New World Brands, Inc., a Delaware corporation (the “Company”), Qualmax, Inc., a Delaware corporation (“Qualmax”), M. David Kamrat, an individual (“D. Kamrat”), Jane Kamrat, an individual (“J. Kamrat”), Noah Kamrat, an individual (“N. Kamrat”), Tracy Habecker, an individual (“T. Habecker” and together with D. Kamrat, J. Kamrat and N. Kamrat the “Kamrat Family”, and together with the Kamrat Family and Qualmax, the “Qualmax Holders”), Dr. Selvin Passen, an individual (“Dr. Passen”), Oregon Spirit, LLC, a Nevada limited liability company (“Oregon Spirit”), P&S Spirit, LLC, a Nevada limited liability company (“P&S” and together with Dr. Passen and Oregon Spirit, the “P&S Holders”).

RECITALS

In connection with the execution and delivery of a Subscription Agreement as amended and restated effective December 29, 2006 by and between the Company, P&S, and D. Kamrat and N. Kamrat (the “Subscription Agreement”), the parties hereto entered into a Lock-Up Agreement dated as of December 29, 2006 (the “Original Lock-Up Agreement”). In connection with the amendment and restatement of the Subscription Agreement, the parties now desire to amend and restate the Original Lock-Up Agreement in its entirety, as provided herein.

As of the date hereof, the Qualmax Holders own, or have the right to purchase or acquire, shares of common stock, par $0.01 per share (the “Common Stock”) of the Company and/or shares of Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Stock”) of the Company, in the amounts set forth opposite each Qualmax Holder’s name on Schedule A hereto (such shares, the “Qualmax Shares”).

As of the date hereof, the P&S Holders own, or have the right to purchase or acquire, shares of Common Stock and/or shares of Series A Stock, in the amounts set forth opposite each P&S Holders’ name on Schedule B hereto (such shares, the “P&S Shares”).

The Company and P&S are parties to an Amended and Restated Stock Subscription Agreement of even date herewith (the “Restated Subscription Agreement”), pursuant to which the Company has agreed to sell to P&S, and P&S has agreed to purchase from the Company, up to a total of 18.600756 shares of Series A Stock, which shares of Series A Stock are convertible into a total of 55,555,556 shares of Common Stock, as well as warrants to purchase additional shares of Series A Stock (or Common Stock).

As a condition to the execution and delivery of the New Subscription Agreement and the consummation of the transactions contemplated thereby at the Tranche A Closing (as defined therein), the parties hereto desire to enter into this Agreement to amend and restated the Original Lock-Up Agreement in its entirety and to set forth certain agreements and arrangements among them with respect to the disposition of the Qualmax Shares and the P&S Shares from and after the date hereof.

NOW, THEREFORE, for good and valuable consideration, including the mutual promises and agreements herein made, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:1. Definitions. Capitalized terms used in this Agreement that are not otherwise defined shall have the meanings assigned to such terms in this Section 1. Capitalized terms used in this Agreement that are not otherwise defined shall have the meanings assigned to such terms in the Restated Subscription Agreement, which definitions are hereby incorporated by reference.

“Affiliate” means, with respect to a specified Person, any other Person which controls, is controlled by or is under common control with such specified Person. For purposes of the definition of Affiliate, the term “control” (including the terms “controls”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and for the avoidance of doubt, shall include an executive officer, member, manager or director of a Person.

“Company Shares” means the Qualmax Shares and the P&S Shares owned on the date hereof, and includes any shares of capital stock of the Company acquired, directly or indirectly, by any Restricted Stockholder from and after the date hereof, whether in a private transaction (with the Company or any other Person), upon the exercise of any Derivative Securities or pursuant to any block sale; provided that Company Shares shall not include: (1) 9,750,000 shares of Common Stock owned by Selvin and Sylvia Passen, TBTE; (2) the 500,000 shares of the Company’s common stock recently acquired, or in the process of being acquired, by Dr. Selvin Passen or his affiliates, from William Kedersha and from Costas Ataliotis; or (3) any shares of Common Stock acquired by any Qualmax Holder and/or P&S Holder in any open market purchase.

“Derivative Securities” means options or warrants to purchase Company Shares, or any securities convertible into, exchangeable for or that represent the right to receive Company Shares, owned on the date hereof, and includes any options or warrants to purchase Company Shares, or any securities convertible into, exchangeable for or that represent the right to receive Company Shares acquired, directly or indirectly, by any Restricted Stockholder from and after the date hereof, whether in a private transaction (with the Company or any other Person) or pursuant to any block sale.

“Family Member” means, with respect to any Restricted Stockholder who is a natural person, all the lineal descendants and ascendants in direct line of such Restricted Stockholder and the siblings of such Restricted Stockholder and their lineal descendants and a husband or wife or widower or widow of any of the above Persons and for the purposes aforesaid a step child or adopted child or illegitimate child of any Person shall be deemed to be a lineal descendant.

“Family Trusts” means, with respect to any Restricted Stockholder who is a natural person who holds Company Shares and/or Derivative Securities, trusts under which no substantial beneficial interest in any of the Company Shares and/or Derivative Securities held by such trust is vested in any Person other than such Restricted Stockholder and/or Family Members of such Restricted Stockholder. For purposes of this definition, a Person shall be considered “beneficially interested” in Company Shares and/or Derivative Securities if such share or any income related thereto is transferred or paid or applied or appointed to or for the benefit of such Person, or any voting or other rights attaching thereto are exercisable by or as directed by such Person pursuant to the terms of such trust or as the result of an exercise of a power or discretion conferred by such terms on any Person or Persons.

“Permitted Transferee” means: (a) in the case of any Qualmax Holder, any other Qualmax Holder; (b) in the case of any P&S Holder, any other P&S Holder; and (c) in the case of any Restricted Stockholder, a Family Trust, but solely for financial planning purposes.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization, governmental body or authority or any other entity.

“Qualmax Representative” means D. Kamrat and N. Kamrat, acting together.

“Restricted Stockholder” means any Qualmax Holder, P&S Holder and/or any Permitted Transferee.

“Transfer” means any offer, sale, contract to sell, pledge, hypothecation, encumbrance, grant of an option to purchase, short sale or other disposition or transfer of any Company Shares or Derivative Securities.

2. Lock-Up Agreement. During the term of this Agreement: (a) each Qualmax Holder and each Permitted Transferee of a Qualmax Holder, covenants and agrees that it will not Transfer any Company Shares or any Derivative Securities owned by such Person without the prior written consent of the P&S Representatives; and (b) each P&S Holder and each Permitted Transferee of a P&S Holder covenants and agrees that it will not Transfer any Company Shares or any Derivative Securities owned by such Person, without the prior written consent of the Qualmax Representatives; provided, however, that the foregoing notwithstanding, each Restricted Stockholder shall be permitted to Transfer any Company Shares and/or Derivatives Securities of such Person without the prior written consent of the other so long as: (i) such Transfer is to a Permitted Transferee; (ii) such Permitted Transferee agrees, in writing, to be bound by this Agreement to the same extent as the Person Transferring such securities (to the extent not already a party hereto); and (iii) such Transfer (by itself or when viewed as one of a series of related transactions) would not result in the circumvention of any of the provisions of this Section 2. Notwithstanding anything contained in this Agreement to the contrary, in the event that Qualmax is merged with the Company, or there shall occur any other transaction pursuant to which the stockholders of Qualmax receive shares of Common Stock in exchange for, or in lieu of, shares of common stock in Qualmax, no Person who acquires shares of Common Stock in connection therewith, other than the Kamrat Family, shall be subject to this Agreement, whether as a Permitted Transferee of Qualmax, or otherwise.

3. Acquisitions/Transfers of Company Shares and/or Derivative Securities. Promptly following the acquisition, or Transfer, after the date hereof by any Qualmax Holder and/or P&S Holder of additional Company Shares or Derivative Securities, such Qualmax Holder or P&S Holder, as the case may be, shall provide written notice to the Company (a “Transfer Notice”) setting forth: (a) the number of Company Shares and/or Derivative Securities acquired and/or Transferred; (b) the date acquired and/or Transferred; and (c) a general description of the nature of the transaction in which such Company Shares and/or Derivative Securities were acquired and/or Transferred. As soon as reasonably practicable following the receipt of an Transfer Notice, the Company shall amend Schedule A and/or Schedule B, to the extent applicable, to reflect the acquisition and/or Transfer of any such Company Shares and/or Derivative Securities, and shall send each Qualmax Holder and P&S Holder a copy of such Schedule, as updated, to reflect the same.

4. Termination. This Agreement shall terminate on the earliest to occur of: (a) the mutual agreement by the Qualmax Representatives and the P&S Representatives hereto; and (b) December 31, 2008; provided, however, that in the event that (i) the Tranche B-1 Closing Condition under Section is satisfied and P&S fails to purchase the Tranche B-1 Shares at the Tranche B-1 Closing or (ii) the Tranche B-2 Closing Condition is satisfied and P&S fails to purchase the Tranche B-2 Shares, or the Aggregate Tranche B Shares, as applicable, at the Tranche B-2 Closing, or (iii) the Tranche B-1 or Tranche B-2 Closing Condition is not satisfied and P&S fails to exercise the purchase option under Section (1)(e) of the Subscription Agreement as to the Tranche B-1 Shares or the Tranche B-2 Shares, respectively (the “Terminative Event”), the terms of this Agreement shall be of no further force and effect as of December 31, 2007.

5. Notices. Unless otherwise specifically provided herein, all notices or other communications under this Agreement shall be effective only if in writing and delivered by hand, delivered by telecopier, or mailed by overnight courier service:

(a) if to the Company or Qualmax, addressed to its principal executive offices at 340 West Fifth Avenue, Eugene, Oregon 97401, Attn: General Counsel, with a copy to Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, Attn: Scott S. Rosenblum; and

(b) if to P&S, TBTE or Oregon Spirit, addressed to 2019 SW 20th Street, Suite 108, Fort Lauderdale, Florida 33315, Attn: Selvin Passen, M.D., with a copy to Adelberg Rudow, Dorf & Hendler, LLC, 7 Saint Paul Street, Suite 600, Baltimore, MD 21202, Attn: David B. Rudow, Esquire.

6. Amendment. This Agreement may not be modified, amended, altered or supplemented, except by a written agreement executed by each of the parties hereto.

7. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter, including the Original Agreement, all of which are merged herein.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed in that state, without regard to any of its principles of conflicts of laws or other laws which would result in the application of the laws of another jurisdiction. This Agreement shall be construed and interpreted without regard to any presumption against the party causing this Agreement to be drafted.

9. Waiver of Jury Trial. EACH OF THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES UNCONDITIONALLY AND IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF FLORIDA WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH OF THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN FLORIDA OR SUCH DISTRICT, AND AGREES THAT SERVICE OF ANY SUMMONS, COMPLAINT, NOTICE OR OTHER PROCESS RELATING TO SUCH SUIT, ACTION OR OTHER PROCEEDING MAY BE EFFECTED IN THE MANNER PROVIDED IN SECTION 4.

10. Severability. The parties agree that if any provision of this Agreement be held to be invalid, illegal or unenforceable in any jurisdiction, that holding shall be effective only to the extent of such invalidity, illegally or unenforceability without invalidating or rendering illegal or unenforceable the remaining provisions hereof, and any such invalidity, illegally or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is the intent of the parties that this Agreement be fully enforced to the fullest extent permitted by applicable law.

11. Binding Effect; Assignment. Except as otherwise provided herein, this Agreement and the rights and obligations hereunder may not be assigned by any party hereto without the prior written consent of the other parties hereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

12. Headings. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

13. Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same document. This Agreement shall become effective when one or more counterparts, taken together, shall have been executed and delivered by all of the parties.

[signature pages follow]

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LOCK-UP AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the date first written above.

NEW WORLD BRANDS, INC.

By: ________________________
Name: M. David Kamrat
Title: CEO

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LOCK-UP AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the date first written above.

QUALMAX HOLDERS: QUALMAX, INC. By:__________________________________ Name: M. David Kamrat Title: CEO Address: 340 W. 5th Avenue Eugene, OR 97401 Fax: (541) 302-3064	___________________________________ M. David Kamrat Address: c/o New World Brands, Inc. 340 W. 5th Avenue Eugene, OR 97401 Fax: (541) 302-3064
________________________________ Noah Kamrat Address: c/o New World Brands, Inc. 340 W. 5th Avenue Eugene, OR 97401 Fax: (541) 302-3064	__________________________________ Jane Kamrat Address: c/o New World Brands, Inc. 340 W. 5th Avenue Eugene, OR 97401 Fax: (541) 302-3064
____________________________________ Tracy Habecker Address: c/o New World Brands, Inc. 340 W. 5th Avenue Eugene, OR 97401 Fax: (541) 302-3064

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LOCK-UP AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the date first written above.

P&S HOLDERS:

OREGON SPIRIT, LLC

By:_____________________________________
Name: Selvin Passen, M.D.
Title: Manager

Address:   2001 S.W. 20th Street, #102
Ft. Lauderdale, FL 33315
        _________________________
        _________________________

Fax:

P&S Spirit, LLC

By:__________________________________
Name: Selvin Passen, M.D.
Title: Manager

Address:   2001 S.W. 20th Street, #102
Ft. Lauderdale, FL 33315
        ___________________________
        ___________________________

Fax:

_____________________________ Dr. Selvin Passen Address: 2001 S.W. 20th Street, #102 Ft. Lauderdale, FL 33315 _________________________ _________________________ Fax: